UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 21, 2008

ASCENDIA BRANDS, INC.

(Exact Name of Registrant as Specified in its Charter)

033-25900

(Commission File Number)

Delaware	75-2228820
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619

(Address of Principal Executive Offices)

609-219-0930

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 21, 2008, the Registrant and Joseph A. Falsetti entered into a Separation Agreement (the “Separation Agreement”) pursuant to which Mr. Falsetti resigned from his employment as an officer and service as a director of the Registrant.

The Separation Agreement terminates the Employment Agreement between Mr. Falsetti and the Registrant dated February 12, 2007 (the “Employment Agreement”), described more fully in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007, and incorporated herein by reference. The Separation Agreement provides, among other things, for the Registrant to pay Mr. Falsetti $875,000, payable ratably over the next 18 months (the “Severance Period”), to pay the cost of his COBRA benefits through the earlier of the end of the Severance Period and the date Mr. Falsetti becomes eligible to enroll for new medical benefits coverage, to reimburse Mr. Falsetti for reasonable business and fringe benefit expenses and to pay $50,000 of Mr. Falsetti’s legal fees and expenses. The Separation Agreement also provides for Mr. Falsetti to forfeit all options and other equity-based awards granted under the Employment Agreement and held by him as of March 21, 2008. Mr. Falsetti also agreed to certain restrictive covenants, including non-compete and non-solicitation provisions, for a period of one-year from the date of the Separation Agreement.

The above description of the Separation Agreement does not purport to be complete and is qualified in its entirety by the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definite Agreement

On March 21, 2008, the Registrant and Joseph A. Falsetti agreed to terminate the Employment Agreement between Mr. Falsetti and the Registrant dated February 12, 2007. The disclosure set forth above in 1.01, Entry into a Material Definitive Agreement, is incorporated herein by reference in its entirety.

Item 5.02. Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 21, 2008, Joseph A. Falsetti resigned from his employment as an officer and service as a director of the Registrant. Mr. Falsetti served as Executive Chairman of the Registrant, and Chairman of its Board of Directors. He did not serve on any Board committees. In connection with his resignation, Mr. Falsetti has confirmed to the Registrant that he had no disagreement with the Registrant as to the Registrant’s operations, policies or practices.

Item 7.01. Regulation FD Disclosure.

On March 24, 2008, the Registrant issued a press release regarding the events described in this Current Report. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Exchange Act and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by the Registrant under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibit

10.1	Separation Agreement dated March 21, 2008 between Joseph A. Falsetti and Ascendia Brands, Inc.

99.1	Press Release dated March 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 24, 2008

ASCENDIA BRANDS, INC.

By:	/s/ Steven R. Scheyer
Steven R. Scheyer
Chief Executive Officer